BUSINESS ACQUISITIONS - Acquisition of Pro Forma information (Details) - Occurred January 1 2018 - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Summary of unaudited pro forma result of operations
Pro forma net revenue	$ 189,907	$ 181,964
Pro forma net loss attributable to RYB Education, Inc.	$ (2,791)	$ (2,279)
Pro forma net loss per ordinary share-basic	$ (0.10)	$ (0.08)
Pro forma net loss per ordinary share- diluted	$ (0.10)	$ (0.08)